UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2021

Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

(Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 644-7670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock	DFH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported on a Form 8-K filed on October 5, 2021 (the “Original Form 8-K”), on October 1, 2021, Dream Finders Homes, Inc. (the “Company”) acquired certain assets, rights and properties, and assumed certain liabilities, comprising the following businesses (the “MHI Acquisition”): MHI Partnership, Ltd., a Texas limited partnership, MHI Models, Ltd., a Texas limited partnership, McGuyer Homebuilders, Inc., a Texas corporation, and FMR IP, LLC, a Texas limited liability (collectively, “MHI”).  On December 14, 2021, the Company filed Amendment No. 1 to the Original Form 8-K to include an updated Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial information.

The Company is filing this Amendment No. 2 to the Original Form 8-K to file the following updated financial statements of MHI and pro forma information reflecting the MHI Acquisition:

(i)
The unaudited combined balance sheet of MHI as of September 30, 2021 and the related unaudited combined statements of income, cash flows and changes in equity for the nine month periods ended September 30, 2021 and 2020, and the notes related thereto; and

(ii)
The unaudited pro forma condensed combined statement of comprehensive income for the year ended December 31, 2021, and the related notes thereto, of the Company, after giving effect to the MHI Acquisition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1
Unaudited combined balance sheet of MHI as of September 30, 2021 and the related unaudited combined statements of income, cash flows and changes in equity for the nine month periods ended September 30, 2021 and 2020, and the notes related thereto (filed herewith).

99.2
Unaudited pro forma condensed combined statement of comprehensive income for the year ended December 31, 2021, and the related notes thereto, of the Company, after giving effect to the MHI Acquisition (filed herewith).

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

	By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary

Date: March 16, 2022